UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2017

HEXION INC.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
Commission File Number	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

First Lien Indenture and First-Priority Senior Secured Notes due 2020

On February 8, 2017, Hexion Inc. (the “Issuer” or “Hexion”) assumed $485,000,000 aggregate principal amount of 10.375% First-Priority Senior Secured Notes due 2022 (the “First Lien Notes”), which mature on February 1, 2022, pursuant to a supplemental indenture (the “Supplemental Indenture”), dated as of February 8, 2017, among the Issuer, the other subsidiaries of the Issuer party thereto (the “First Lien Guarantors”) and Wilmington Trust, National Association, as trustee (the “First Lien Trustee”), to an indenture, dated as of February 8, 2017, between Hexion 2 U.S. Finance Corp. (the “Escrow Issuer”), a wholly owned subsidiary of the Issuer, and the Trustee (together with the Supplemental Indenture, the “First Lien Indenture”). The First Lien Notes were offered in the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act.

The First Lien Notes are guaranteed, jointly and severally, on a senior secured basis by the Issuer’s existing domestic subsidiaries that guarantee obligations under its senior secured asset-based revolving credit facility (the “ABL Facility”) and its future domestic subsidiaries that guarantee any debt of the Issuer or any guarantor. The First Lien Notes and guarantees are secured by first-priority liens on the notes priority collateral (which generally includes most of the Issuer’s and the Issuer’s domestic subsidiaries’ assets other than the ABL priority collateral) and by second-priority liens on the ABL priority collateral (which generally includes most of the Issuer’s and the Issuer’s domestic subsidiaries’ inventory and accounts receivable and related assets), in each case subject to certain exceptions and permitted liens.

The First Lien Notes are the Issuer’s senior obligations, and rank pari passu in right of payment with the Issuer’s and the First Lien Guarantors’ existing and future senior indebtedness, including debt under the ABL Facility, its other senior secured notes and the guarantees thereof; equal in priority as to collateral with respect to its and the First Lien Guarantors’ existing and future first-priority secured debt obligations under its 6.625% First-Priority Senior Secured Notes due 2020 and 10.00% First-Priority Senior Secured Notes due 2020 (collectively, the “Existing First Lien Notes”) and any other future obligations secured by a first-priority lien on the collateral to the extent of the collateral securing such debt; senior in priority as to collateral with respect to its and the First Lien Guarantors’ indebtedness under the ABL Facility, to the extent of the notes priority collateral; junior in priority with respect to its and the First Lien Guarantors’ indebtedness under the ABL Facility, to the extent of the ABL priority collateral; senior in priority as to collateral with respect to its and the First Lien Guarantors’ existing and future obligations under any obligation secured by a junior-priority lien on the collateral, including its other secured notes; senior in right of payment to its and the First Lien Guarantors’ existing and future subordinated indebtedness; and effectively junior in right of payment to all existing and future indebtedness and other liabilities of any subsidiary that does not guarantee the First Lien Notes, including its foreign subsidiaries; subject to certain permitted liens and exceptions as further described in the First Lien Indenture and the security documents relating thereto.

The Issuer will pay interest on the First Lien Notes at 10.375% per annum, semiannually to holders of record at the close of business on January 15 or July 15 immediately preceding the interest payment date on February 1 and August 1 of each year, commencing on August 1, 2017.

The Issuer may redeem some or all of the First Lien Notes at any time on or after February 1, 2019 at redemption prices set forth in the First Lien Indenture. In addition, the Issuer may redeem in the aggregate up to 35% of the aggregate original principal amount of the First Lien Notes (which includes additional notes, if any) on or prior to February 1, 2019 at a redemption price of 110.375% plus accrued and unpaid interest, if any, of the face amount thereof in an amount equal to the net cash proceeds of one or more equity offerings so long as at least 50% of the aggregate principal amount of the First Lien Notes (which includes additional notes, if any) remains outstanding after each such redemption. Prior to February 1, 2019, the Issuer may redeem some or all of the First Lien Notes at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, if any, plus a “make-whole” premium.

The First Lien Indenture contains covenants that limit the Issuer’s and its restricted subsidaries’ ability to, among other things: (i) incur additional debt or issue certain preferred shares; (ii) pay dividends on or make other distributions in respect of its capital stock or make other restricted payments; (iii) make certain investments; (iv) sell certain assets; (v) create or permit to exist dividend and/or payment restrictions affecting restricted subsidiaries; (vi) create liens on certain assets to secure debt; (vii) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets; and (viii) enter into certain transactions with their affiliates. These covenants are subject to a number of important limitations and exceptions. The First Lien Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding First Lien Notes to be due and payable immediately.

Senior Secured Notes Indenture and Senior Secured Notes due 2022

On February 8, 2017, the Issuer entered into an indenture (the “Senior Secured Notes Indenture”) among the Issuer, the guarantors party thereto (the “Senior Secured Notes Guarantors”) and Wilmington Trust, National Association, as trustee (the “1.5 Lien Trustee”), governing the Issuer’s $225,000,000 aggregate principal amount of 13.75% Senior Secured Notes due 2022 (the “Senior Secured Notes”), which mature on February 1, 2022. The Senior Secured Notes were offered in the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act.

The Senior Secured Notes are guaranteed, jointly and severally, on a senior secured basis by the Issuer’s existing domestic subsidiaries that guarantee obligations under the ABL Facility and its future domestic subsidiaries that guarantee any debt of the Issuer or the Senior Secured Notes Guarantors. The Senior Secured Notes and the guarantees are secured by a lien on its and its domestic subsidiary guarantors’ assets that is junior in priority to the liens securing the first-priority lien obligations and senior in priority to the 9.00% Second-Priority Senior Secured Notes due 2020 (the “Second Lien Notes”) issued by the Issuer and Hexion Nova Scotia, ULC (“Hexion Nova Scotia”), in each case subject to certain exceptions and permitted liens.

The Senior Secured Notes are the Issuer’s senior obligations, and rank pari passu in right of payment with the Issuer’s and the Senior Secured Notes Guarantors’ existing and future senior indebtedness, including debt under the ABL Facility, the First Lien Notes, the Existing First Lien Notes, the Second Lien Notes and the guarantees thereof; effectively junior in priority as to collateral with respect to its and the Senior Secured Notes Guarantors’ indebtedness under the ABL Facility, the First Lien Notes, the Existing First Lien Notes and any other future obligations secured by a first-priority lien on the collateral to the extent of the collateral securing such debt; pari passu in priority as to collateral with respect to its and the Senior Secured Notes Guarantors’ indebtedness under any other existing and future indebtedness permitted to be incurred and secured on a pari passu basis with the Senior Secured Notes; senior in priority as to collateral with respect to the Issuer’s and the Senior Secured Notes Guarantors’ existing and future obligations secured by a junior priority lien on the collateral, including the Second Lien Notes, to the extent of the value of the collateral securing the Senior Secured Notes; senior in right of payment to its and the Senior Secured Notes Guarantors’ existing and future subordinated indebtedness; and effectively junior in right of payment to all existing and future indebtedness (including indebtedness under the ABL Facility) and other liabilities of any subsidiary that does not guarantee the Senior Secured Notes, including its foreign subsidiaries; subject to certain permitted liens and exceptions as further described in the Senior Secured Notes Indenture and the security documents relating thereto.

The Issuer will pay interest on the Senior Secured Notes at 13.75% per annum, semiannually to holders of record at the close of business on January 15 or July 15 immediately preceding the interest payment date on February 1 and August 1 of each year, commencing on August 1, 2017.

The Issuer may redeem some or all of the Senior Secured Notes at any time on or after February 1, 2019 at redemption prices set forth in the Senior Secured Notes Indenture. In addition, the Issuer may redeem in the aggregate up to 35% of the aggregate original principal amount of the Senior Secured Notes (which includes additional notes, if any) on or prior to February 1, 2019 at a redemption price of 113.75% plus accrued and unpaid interest, if any, of the face amount thereof in an amount equal to the net cash proceeds of one or more equity offerings so long as at least 50% of the aggregate principal amount of the Senior Secured Notes (which includes additional notes, if any) remains outstanding after each such redemption. Prior to February 1, 2019, the Issuer may redeem some or all of the Senior Secured Notes at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, if any, plus a “make-whole” premium.

The Senior Secured Notes Indenture contains covenants that limit the Issuer’s and its restricted subsidaries’ ability to, among other things: (i) incur additional debt or issue certain preferred shares; (ii) pay dividends on or make other distributions in respect of its capital stock or make other restricted payments; (iii) make certain investments; (iv) sell certain assets; (v) create or permit to exist dividend and/or payment restrictions affecting restricted subsidiaries; (vi) create liens on certain assets to secure debt; (vii) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets; and (viii) enter into certain transactions with their affiliates. These covenants are subject to a number of important limitations and exceptions. The Senior Secured Notes Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Senior Secured Notes to be due and payable immediately.

Additional Secured Party Consent

On February 8, 2017, Hexion, the subsidiaries of Hexion party thereto, Wilmington Trust, National Association, as collateral agent (the “First Lien Collateral Agent”), Wilmington Trust, National Association, as authorized representative for the notes obligations, Wilmington Trust, National Association, as authorized representative for the initial other first priority obligations, and the First Lien Trustee, as authorized representative for the new secured parties, entered into an Additional Secured Party Consent (the “Additional Secured Party Consent”) to the Collateral Agreement, dated as of March 28, 2013 (the “First Lien Collateral Agreement”), among Hexion, Hexion’s subsidiaries party thereto and the Collateral Agent. Pursuant to the Additional Secured Party Consent, the First Lien Trustee, representing holders of the First Lien Notes, (x) has become a party to the First Lien Collateral Agreement and a party to the intercreditor agreement, dated as of April 15, 2015, among the First Lien Collateral Agent, Wilmington Trust, National Association, as authorized representative under the existing first lien agreement, Wilmington Trust, National Association, as the initial other authorized representative, and each additional authorized representative from time to time party thereto, Hexion LLC, Hexion, and each subsidiary of Hexion from time to time party thereto (as supplemented to the date hereof, the “First Lien Intercreditor Agreement”), in each case on behalf of such holders, and (y) has appointed and authorized the First Lien Collateral Agent to act as collateral agent on behalf of the authorized representative and the holders of the First Lien Notes and to exercise various powers under the First Lien Collateral Agreement.

Third Joinder and Supplement to the Second Lien Intercreditor Agreement

On February 8, 2017, the First Lien Trustee entered into a third joinder and supplement to the intercreditor agreement (the “Third Joinder to the Second Lien Intercreditor Agreement”), dated as of January 31, 2013, among JPMorgan Chase Bank, N.A., as intercreditor agent, JPMorgan Chase Bank, N.A., as senior-priority agent for the ABL secured parties, Wilmington Trust Company, as trustee and collateral agent for the Second Lien Notes, Wilmington Trust, National Association, as senior-priority agent for the Existing First Lien Notes, Wilmington Trust, National Association, as senior-priority agent for the First Lien Notes, Wilmington Trust, National Association, as senior-priority agent for the Senior Secured Notes, Hexion LLC, Hexion, and each subsidiary of Hexion from time to time party thereto (as supplemented to the date hereof, the “Second Lien Intercreditor Agreement”). Pursuant to the Third Joinder to the Second Lien Intercreditor Agreement, the First Lien Trustee became a party to and agreed to be bound by the terms of the Second Lien Intercreditor Agreement as another senior agent, as if it had originally been party to the Second Lien Intercreditor Agreement as a senior agent.

The Second Lien Intercreditor Agreement governs the relative priorities of the respective security interests in the Grantors’ (as defined below) certain assets securing (i) the First Lien Notes, (ii) the Senior Secured Notes, (iii) the Existing First Lien Notes, (iv) the Second Lien Notes and (v) the borrowings under the ABL Facility and certain other matters relating to the administration of security interests.

Second Joinder Agreement to the ABL Intercreditor Agreement

On February 8, 2017, the First Lien Trustee entered into a second joinder agreement to the intercreditor agreement (the “Second Joinder to the ABL Intercreditor Agreement”), dated as of March 28, 2013, among JPMorgan Chase Bank, N.A., as ABL Facility collateral agent, Wilmington Trust, National Association, as applicable first-lien agent, Wilmington Trust, National Association, as First Lien Collateral Agent, and Hexion (as supplemented to the date hereof, the “ABL Intercreditor Agreement”). Pursuant to the Second Joinder to the ABL Intercreditor Agreement, the First Lien Trustee became a party to and agreed to be bound by the terms of the ABL Intercreditor Agreement as another first-priority lien obligations representative, as if it had originally been party to the ABL Intercreditor Agreement as such. The ABL Intercreditor Agreement governs the relative priorities of the respective security interests in the Grantors’ certain assets securing (i) the First Lien Notes, (ii) the Existing First Lien Notes and (iii) the borrowings under the ABL Facility and certain other matters relating to the administration of security interests.

1.5 Lien Collateral Agreement

On February 8, 2017, Hexion entered into a collateral agreement (the “1.5 Lien Collateral Agreement”) among Hexion, the subsidiaries of Hexion party thereto and Wilmington Trust, National Association, as collateral agent (the “1.5 Lien Collateral Agent”), pursuant to which Hexion and the subsidiaries of Hexion party thereto (such subsidiaries, together with Hexion, the “Grantors”) granted a security interest in certain collateral to the 1.5 Lien Collateral Agent for the benefit of the secured parties under the Senior Secured Notes Indenture.

Amended and Restated 1.5 Lien Intercreditor Agreement

On February 8, 2017, the 1.5 Lien Collateral Agent, JPMorgan Chase Bank, N.A., as intercreditor agent and as ABL Facility collateral agent, Wilmington Trust, National Association, as senior-priority agent for the Existing First Lien Notes, Wilmington Trust, National Association, as senior-priority agent for the First Lien Notes, Wilmington Trust, National Association, as trustee and second-priority agent for the Senior Secured Notes, Hexion LLC, Hexion and the subsidiaries of Hexion party thereto entered into an amended and restated intercreditor agreement (the “1.5 Lien Intercreditor Agreement”). The 1.5 Lien Intercreditor Agreement governs the relative priorities of the respective security interests in the Grantors’ certain assets securing (i) the First Lien Notes, (ii) the Existing First Lien Notes, (iii) the Senior Secured Notes and (iv) the borrowings under the ABL Facility, and certain other matters relating to the administration and enforcement of security interests.

Fourth Joinder and Supplement to the Second Lien Intercreditor Agreement

On February 8, 2017, the 1.5 Lien Trustee entered into a fourth joinder and supplement to the Second Lien Intercreditor Agreement (the “Fourth Joinder to the Second Lien Intercreditor Agreement”). Pursuant to the Fourth Joinder to the Second Lien Intercreditor Agreement, the 1.5 Lien Trustee became a party to and agreed to be bound by the terms of the Second Lien Intercreditor Agreement as another senior agent, as if it had originally been party to the Second Lien Intercreditor Agreement as a senior agent.

The foregoing summary is qualified in its entirety by reference to the First Lien Indenture, the Senior Secured Notes Indenture, the Additional Secured Party Consent, the Third Joinder to the Second Lien Intercreditor Agreement, the Second Joinder to the ABL Intercreditor Agreement, the 1.5 Lien Collateral Agreement, the 1.5 Lien Intercreditor Agreement and the Fourth Joinder to the Second Lien Intercreditor Agreement, attached hereto as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and incorporated herein by reference.

Item 1.02	Termination of a Definitive Material Agreement.

On February 8, 2017, the Issuer caused a notice of redemption to be made to redeem all of the Issuer’s and Hexion Nova Scotia’s outstanding 8.875% Senior Secured Notes due 2018 (the “Existing Senior Secured Notes”) on March 10, 2017, at a redemption price equal to 100.00% of the principal amount of the Existing Senior Secured Notes, plus accrued and unpaid interest to the redemption date. The Issuer also irrevocably deposited with Wilmington Trust, National Association, as trustee for the Existing Senior Secured Notes, an amount sufficient to satisfy and discharge its obligations under the Existing Senior Secured Notes and the Indenture, dated as of January 29, 2010, among the Issuer, Hexion Novia Scotia, the guarantors party thereto and Wilmington Trust, National Association, as trustee, governing the Existing Senior Secured Notes.

Item 2.03	Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 4.1	Indenture, dated as of February 8, 2017, between Hexion 2 U.S. Finance Corp. and Wilmington Trust, National Association, as trustee, related to the $485,000,000 10.375% First-Priority Senior Secured Notes due 2022.

Exhibit 4.2	Supplemental Indenture, dated as of February 8, 2017, among Hexion Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee, related to the $485,000,000 10.375% First-Priority Senior Secured Notes due 2022.

Exhibit 4.3	Indenture, dated as of February 8, 2017, among Hexion Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee, related to the $225,000,000 13.75% Senior Secured Notes due 2022.

Exhibit 10.1	Additional Secured Party Consent, dated as of February 8, 2017, among Wilmington Trust, National Association, as authorized representative for the new secured parties, Wilmington Trust, National Association, as collateral agent, Wilmington Trust, National Association, as authorized representative of the new secured parties, Wilmington Trust, National Association, as authorized representative for the notes obligations, Wilmington Trust, National Association, as authorized representative for the initial other first priority obligations, Hexion Inc. and subsidiaries of Hexion Inc. party thereto.

Exhibit 10.2	Third Joinder and Supplement to Intercreditor Agreement, dated as of February 8, 2017, by and among JPMorgan Chase Bank, N.A., as intercreditor agent, JPMorgan Chase Bank, N.A., as senior-priority agent for the ABL secured parties, Wilmington Trust, National Association, as trustee and senior-priority agent for the existing first lien notes, Wilmington Trust, National Association, as senior-priority agent for the new first lien notes, Wilmington Trust, National Association, as senior-priority agent for the new 1.5 lien notes, Wilmington Trust Company, as trustee and second-priority agent for the existing second lien notes, Hexion LLC, Hexion Inc. and subsidiaries of Hexion Inc. party thereto.

Exhibit 10.3	Second Joinder Agreement to ABL Intercreditor Agreement, dated as of February 8, 2017, among JPMorgan Chase Bank, N.A., as ABL facility collateral agent, Wilmington Trust, National Association, as new representative, applicable first-lien agent and first-lien collateral agent, and Hexion Inc.

Exhibit 10.4	Collateral Agreement, dated as of February 8, 2017, among Wilmington Trust, National Association, as collateral agent, Hexion Inc. and subsidiaries of Hexion Inc. party thereto.

Exhibit 10.5	Amended and Restated Intercreditor Agreement, dated as of February 8, 2017, among JPMorgan Chase Bank, N.A., as intercreditor agent, JPMorgan Chase Bank, N.A., as senior-priority agent for the ABL secured parties, Wilmington Trust, National Association, as senior-priority agent for the existing first lien notes, Wilmington Trust, National Association, as trustee and senior-priority agent for the new first lien notes, Wilmington Trust, National Association, as trustee and second-priority agent for the new 1.5 lien notes, Hexion LLC, Hexion Inc. and subsidiaries of Hexion Inc. party thereto.

Exhibit 10.6	Fourth Joinder and Supplement to Intercreditor Agreement, dated as of February 8, 2017, among JPMorgan Chase Bank, N.A., as intercreditor agent, JPMorgan Chase Bank, N.A., as senior-priority agent for the ABL secured parties, Wilmington Trust, National Association, as trustee and senior-priority agent for the existing first lien notes, Wilmington Trust, National Association, as senior-priority agent for the new first lien notes, Wilmington Trust, National Association, as senior-priority agent for the new 1.5 lien notes, Wilmington Trust Company, as trustee and second-priority agent for the existing second lien notes, Hexion LLC, Hexion Inc. and subsidiaries of Hexion Inc. party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION INC.

Date: February 10, 2017	By:	/s/ George F. Knight
George F. Knight
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of February 8, 2017, between Hexion 2 U.S. Finance Corp. and Wilmington Trust, National Association, as trustee, related to the $485,000,000 10.375% First-Priority Senior Secured Notes due 2022.

4.2	Supplemental Indenture, dated as of February 8, 2017, among Hexion Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee, related to the $485,000,000 10.375% First-Priority Senior Secured Notes due 2022.

4.3	Indenture, dated as of February 8, 2017, among Hexion Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee, related to the $225,000,000 13.75% Senior Secured Notes due 2022.

10.1	Additional Secured Party Consent, dated as of February 8, 2017, among Wilmington Trust, National Association, as authorized representative for the new secured parties, Wilmington Trust, National Association, as collateral agent, Wilmington Trust, National Association, as authorized representative of the new secured parties, Wilmington Trust, National Association, as authorized representative for the notes obligations, Wilmington Trust, National Association, as authorized representative for the initial other first priority obligations, Hexion Inc. and subsidiaries of Hexion Inc. party thereto.

10.2	Third Joinder and Supplement to Intercreditor Agreement, dated as of February 8, 2017, by and among JPMorgan Chase Bank, N.A., as intercreditor agent, JPMorgan Chase Bank, N.A., as senior-priority agent for the ABL secured parties, Wilmington Trust, National Association, as trustee and senior-priority agent for the existing first lien notes, Wilmington Trust, National Association, as senior-priority agent for the new first lien notes, Wilmington Trust, National Association, as senior-priority agent for the new 1.5 lien notes, Wilmington Trust Company, as trustee and second-priority agent for the existing second lien notes, Hexion LLC, Hexion Inc. and subsidiaries of Hexion Inc. party thereto.

10.3	Second Joinder Agreement to ABL Intercreditor Agreement, dated as of February 8, 2017, among JPMorgan Chase Bank, N.A., as ABL facility collateral agent, Wilmington Trust, National Association, as new representative, applicable first-lien agent and first-lien collateral agent, and Hexion Inc.

10.4	Collateral Agreement, dated as of February 8, 2017, among Wilmington Trust, National Association, as collateral agent, Hexion Inc. and subsidiaries of Hexion Inc. party thereto.

10.5	Amended and Restated Intercreditor Agreement, dated as of February 8, 2017, among JPMorgan Chase Bank, N.A., as intercreditor agent, JPMorgan Chase Bank, N.A., as senior-priority agent for the ABL secured parties, Wilmington Trust, National Association, as senior-priority agent for the existing first lien notes, Wilmington Trust, National Association, as trustee and senior-priority agent for the new first lien notes, Wilmington Trust, National Association, as trustee and second-priority agent for the new 1.5 lien notes, Hexion LLC, Hexion Inc. and subsidiaries of Hexion Inc. party thereto.

10.6	Fourth Joinder and Supplement to Intercreditor Agreement, dated as of February 8, 2017, among JPMorgan Chase Bank, N.A., as intercreditor agent, JPMorgan Chase Bank, N.A., as senior-priority agent for the ABL secured parties, Wilmington Trust, National Association, as trustee and senior-priority agent for the existing first lien notes, Wilmington Trust, National Association, as senior-priority agent for the new first lien notes, Wilmington Trust, National Association, as senior-priority agent for the new 1.5 lien notes, Wilmington Trust Company, as trustee and second-priority agent for the existing second lien notes, Hexion LLC, Hexion Inc. and subsidiaries of Hexion Inc. party thereto.